Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Sterling Financial Corporation (the “Company”) on Form 10-K for the period ending December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Tito L. Lima, Chief Financial Officer and Treasurer, certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 15, 2007	By:	/s/ Tito L. Lima
Tito L. Lima
Chief Financial Officer and Treasurer

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